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                            VAN KAMPEN COMSTOCK FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007
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
                                                        AMOUNT OF    % OF
                                 OFFERING     TOTAL      SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                  PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS     BROKERS        FROM
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
                                                                                            Goldman,
                                                                                             Sachs &
Schering-   08/09/07      --       $27.50  $50,000,000  1,377,800    2.76%       0.20%     Co., Banc     Goldman
 Plough                                                                                   of America      Sachs
 Corpo                                                                                     Securities
 ration                                                                                     LLC, Bear,
                                                                                           Stearns &
                                                                                           Co. Inc.,
                                                                                             Citi,
                                                                                             Morgan
                                                                                            Stanley,
                                                                                              BNP
                                                                                            Paribas,
                                                                                             Credit
                                                                                            Suisse,
                                                                                           JPMorgan,
                                                                                             Daiwa
                                                                                           Securities
                                                                                            America
                                                                                             Inc.,
                                                                                           Santander
                                                                                           Investment
                                                                                            Utendahl
                                                                                            Capital
                                                                                           Partners,
                                                                                            L.P. and
                                                                                              The
                                                                                            Williams
                                                                                            Capital
                                                                                             Group,
                                                                                          L.P., Banca
                                                                                          IMI SpA and
                                                                                              BBVA
                                                                                           Securities
                                                                                              Inc.
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